Exhibit 10.8

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated May 6, 2014 (this “Agreement”) is entered into by and among Endo Finance LLC, a Delaware limited liability company, and Endo Finco Inc., a Delaware corporation (together, the “Issuers”), the guarantors listed in Schedule 1 hereto (the “Initial Guarantors”), and RBC Capital Markets, LLC and Deutsche Bank Securities Inc. (each a “Dealer Manager” and, together, the “Dealer Managers”).

The Issuers, the Initial Guarantors and the Dealer Managers are parties to the Dealer Manager Agreement dated March 27, 2014 (the “Dealer Manager Agreement”), pursuant to which Endo Health Solutions Inc., a Delaware corporation (“EHSI”), has offered to exchange (the “Initial Exchange Offer”) any and all of its outstanding 7.00% Senior Notes due 2020 (the “Existing Securities”) for up to $400.0 million aggregate principal amount of new 7.00% Senior Notes due 2020 (the “Securities”) to be issued by the Issuers and, as applicable, cash consent payments in connection with the delivery of consents pursuant to a related consent solicitation (the “Consent Solicitation”). The Securities initially will be guaranteed on an unsecured senior basis by the Initial Guarantors pursuant to the terms of the Indenture (as defined herein). In connection with the Initial Exchange Offer, the Issuers and the Initial Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the settlement of the Initial Exchange Offer.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of Endo that executes a Guarantee under the Indenture after the date of this Agreement.

“Additional Interest” shall have the meaning set forth in Section 3(d) hereof.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Consent Solicitation” shall have the meaning set forth in the preamble.

“Dealer Managers” shall have the meaning set forth in the preamble.

“Dealer Manager Agreement” shall have the meaning set forth in the preamble.

“EHSI” shall have the meaning set forth in the preamble and shall also include EHSI’s successors.

“Endo” means Endo Limited, a private limited company incorporated under the laws of Ireland, including its successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 3(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Issuers and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 3(a) hereof.

“Exchange Offer Material” shall mean EHSI’s Offer to Exchange dated March 27, 2014 (including any and all exhibits thereto and any information incorporated by reference therein) together with the related consent form and letter of transmittal, each as the same may be amended or supplemented from time to time.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 3(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Issuers and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for the Securities pursuant to the Exchange Offer.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Issuers or used or referred to by the Issuers in connection with the sale of the Securities or the Exchange Securities.

“Guarantees” shall mean the guarantees of the Securities and guarantees of the Exchange Securities by the Guarantors under the Indenture.

“Guarantors” shall mean the Initial Guarantors, any Additional Guarantors and any Guarantor’s successor that Guarantees the Securities.

“Holders” shall mean any person who owns, beneficially or otherwise, any Registrable Securities; provided that, for purposes of Section 5 and Section 6 hereof, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 6(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 6(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of May 6, 2014, among the Issuers, the Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

“Inspector” shall have the meaning set forth in Section 4(a)(xiv) hereof.

“Issue Date” shall mean May 6, 2014.

“Issuer Information” shall have the meaning set forth in Section 6(a) hereof.

“Issuers” shall have the meaning set forth in the preamble and shall also include the Issuers’ respective successors.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided, that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Issuers or any of their affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Issuers shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Material Adverse Effect” shall have the meaning set forth in Section 2(b) hereof.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Issuers upon receipt of a Shelf Request from such Holder.

“Participating Broker-Dealers” shall have the meaning set forth in Section 5(a) hereof.

“Participating Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 3(b) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Registrable Securities” shall mean the Securities; provided, that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are sold pursuant to Rule 144 under the Securities Act (or any similar provision then in force, but not Rule 144A), if following such resale such Securities do not bear any restrictive legend relating to the Securities Act and do not bear a restricted CUSIP number, (iii) when such Securities cease to be outstanding, (iv) except in the case of Securities that are held by a Dealer Manager and that otherwise remain Registrable Securities and that are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is consummated or (v) two years from the Issue Date.

“Registration Default” shall mean, subject to Section 3(e), the occurrence of any of the following: (i) the Exchange Offer Registration Statement is not filed on or prior to March 31, 2015, (ii) the Exchange Offer is not completed on or prior to the Target Registration Date, (iii) the Shelf Registration Statement, if required pursuant to Section 3(b)(i) or Section 3(b)(ii) hereof, has not become effective on or prior to the 90th day after the date it is required to be filed pursuant to Section 3(b) hereof, (iv) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement, at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 45 days (whether or not consecutive) in any 90-day period or (v) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter, on more than 90 days in any 365-day period during the Shelf Effectiveness Period, the Shelf Registration Statement ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuers and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of not more than one counsel for the Underwriters or Holders (whose counsel shall be selected by the Holders of a majority in aggregate principal amount of Registrable Securities to be registered in the applicable Registration Statement) for each such jurisdiction in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuers and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Participating Holders (which counsel shall be selected by the Participating Holder holding a majority in aggregate principal amount of Registrable Securities held by such Participating Holders and which counsel may also be counsel for the Dealer Managers) and (viii) the fees and disbursements of the independent registered public accountants of the Issuers and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding any and all fees and expenses of advisors or counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder pursuant to any Registration Statement.

“Registration Statement” shall mean any registration statement of the Issuers and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and which may include other securities of the Issuers, the Guarantors and/or their affiliates, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Representatives” shall have the meaning set forth in the preamble.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 3(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 3(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuers and any Guarantor that covers all or a portion of the Registrable Securities, and which may include other securities of the Issuers, the Guarantors and/or their affiliates, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 3(b) hereof.

“Staff” shall mean the staff of the SEC.

“Suspension Period” shall have the meaning set forth in Section 3(e) hereof.

“Target Registration Date” shall mean July 31, 2015.

“Trust Indenture Act” shall have the meaning set forth in Section 2(c) hereof.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 4(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Representations and Warranties. Each the Issuers and the Guarantors, jointly and severally, hereby represents and warrants to you, and agrees with you, as follows:

(a) This Agreement has been duly authorized and will be duly executed by the Issuers and the Guarantors, and when so, executed and delivered (assuming the due authorization, execution and delivery thereof by the other parties thereto), will be the legal, valid and binding obligation of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally or by the effect of general principles of equity and except that rights to indemnity and contribution may be limited or prohibited by federal and state securities laws and public policy, and will conform in all material respects to the descriptions thereof set forth in the Exchange Offer Material.

(b) This Agreement does not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuers, the Guarantors or any of the Guarantors’ subsidiaries is a party or by which the Issuers, the Guarantors or any of the Guarantors’ subsidiaries is bound or to which any of the property or assets of the Issuers, the Guarantors or any of the Guarantors’ subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Issuers, the Guarantors or any of the Guarantors’ subsidiaries or (iii) result in the violation of any Federal, state, local and foreign law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Issuers, the Guarantors or any of the Guarantors’ subsidiaries or any of their respective properties or assets, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not (x) materially adversely affect the ability of the Issuers and the Guarantors to execute, deliver and perform this Agreement or to commence or consummate the Initial Exchange Offer and the Consent Solicitation in accordance with its terms and (y) individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, properties, management, results of operations or prospects of Endo and its subsidiaries taken as a whole or on the performance by the Issuers and the Guarantors of their obligations under this Agreement, the Securities and the Guarantees (a “Material Adverse Effect”).

(c) No consent, authorization, approval, order, registration, qualification or other action of, or filing with or notice to, the SEC or any other federal, state, local or foreign governmental or regulatory authorities or any court is required in connection with the execution, delivery and performance by the Issuers and the Guarantors of this Agreement, except (i) where the failure to obtain or make any such consent, authorization, approval, order, registration, qualification or other action or filing would not have a Material Adverse Effect or adversely affect the Issuers’ ability to commence or consummate the Initial Exchange Offer and the Consent Solicitation, and (ii) will be obtained under the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the SEC thereunder (collectively, the “Trust Indenture Act”).

(d) The statements set forth in the Exchange Offer Material under the caption “Registration Rights,” insofar as it constitutes summaries of the legal matters, documents or proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents or proceedings.

(e) The Indenture will comply in all material respects with the Trust Indenture Act.

3. Registration Under the Securities Act.

(a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Issuers and the Guarantors shall (i) cause to be filed with the SEC by March 31, 2015 an Exchange Offer Registration Statement covering an offer to the Holders to exchange any and all the Registrable Securities for Exchange Securities, (ii) use their commercially reasonable efforts to cause such Registration Statement to become and remain effective until 180 days after the last Exchange Date for use by one or more Participating Broker-Dealers, (iii) commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and (iv) use their commercially reasonable efforts to complete the Exchange Offer not later than July 31, 2015. The Issuers and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days after the date notice of the Exchange Offer is transmitted to the Holders.

The Issuers and the Guarantors shall commence the Exchange Offer by transmitting the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is transmitted) (the “Exchange Dates”);

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v) that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address specified in the notice, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, each Holder will be required to represent to the Issuers and the Guarantors prior to the consummation of the Exchange Offer (which representation may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) that (1) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (2) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (3) it is not an “affiliate” (within the meaning of Rule 405 promulgated under the Securities Act) of the Issuers or any Guarantor, (4) if such holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of Exchange Securities and (5) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Issuers and the Guarantors shall:

(vi) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(vii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuers and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities validly tendered by such Holder and accepted for exchange pursuant to the Exchange Offer.

The Issuers and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

(b) In the event that (i) the Issuers and the Guarantors determine that the Exchange Offer Registration provided for in Section 3(a) hereof is not available or the Exchange Offer may not be completed as soon as reasonably practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed on or before the Target Registration Date (or if such day is not a Business Day, the next succeeding Business Day) or (iii) upon receipt of a written request (a “Shelf Request”) from any Dealer Manager representing that it holds Registrable Securities that are or were ineligible to be exchanged in the Exchange Offer; provided that no such Shelf Request shall be made prior to March 31, 2015, the Issuers and the Guarantors shall use their commercially reasonable efforts to (x) file the Shelf Registration Statement by the 30th day after such determination date or Shelf Request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and (y) cause such Shelf Registration Statement to become effective within 90 days after such filing; provided, that no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement, until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Issuers as is contemplated by Section 4(b) hereof.

In the event that the Issuers and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Issuers and the Guarantors shall use their commercially reasonable efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 3(a) hereof with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Dealer Managers.

The Issuers and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earliest of (i) two years after the date hereof or (ii) the date on which all of the Registrable Securities are registered under the Shelf Registration Statement and resold pursuant to it (the “Shelf Effectiveness Period”). The Issuers and the Guarantors further agree to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable. Upon the written request of the Participating Holders, the Issuers and the Guarantors agree to furnish to such Participating Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Issuers and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 3(a) or Section 3(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 3(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 3(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

If a Registration Default occurs, the interest rate on the Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum (such additional interest, the “Additional Interest”). A Registration Default ends when the Securities cease to be Registrable Securities or, if earlier, (1) in the case of a Registration Default under clause (i) of the definition thereof, when the Exchange Offer Registration Statement is filed, (2) in the case of a Registration Default under clause (ii) of the definition thereof, when the Exchange Offer is completed, (3) in the case of a Registration Default under clause (iii) of the definition thereof, when the Shelf Registration Statement becomes effective or (4) in the case of a Registration Default under clause (iv) or clause (v) of the definition thereof, when the Shelf Registration Statement again becomes effective or the Prospectus again becomes usable. If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such next date that there is no Registration Default.

(e) Notwithstanding anything to the contrary contained herein, the Issuers and the Guarantors may suspend the effectiveness of the Shelf Registration Statement for up to 45 days in any 90-day period but no more than 90 days in any 365-day period (such period, a “Suspension Period”) (except for the consecutive 45-day period immediately prior to maturity of the Securities), if there is a possible acquisition or business combination or other transaction, business development or event involving the Endo International plc or any of its subsidiaries that may require disclosure in the Shelf Registration Statement and the Issuers determine in the exercise of their reasonable judgment that such disclosure is not in the best interests of Endo or obtaining any financial statements relating to an acquisition or business combination required to be included in the Shelf Registration Statement would be impracticable. If a Suspension Period is triggered, the Issuers shall promptly notify any Participating Holders of the suspension of the effectiveness of the Shelf Registration Statement; provided that such notice shall not require the Issuers to disclose the possible acquisition or business combination or other transaction, business development or event if the Issuers determine in good faith that such acquisition or business combination or other transaction, business development or event should remain confidential. Upon the abandonment, consummation or termination of the possible acquisition or business combination or other transaction, business development or event or the availability of the required financial statements with respect to a possible acquisition or business combination, the suspension of the use of the Shelf Registration Statement pursuant to this paragraph shall cease and the Issuers shall promptly notify Participating Holders that the use of the prospectus contained in the Shelf Registration Statement as amended or supplemented, as applicable, may resume. The Issuers shall provide a reasonable number of copies of the latest version of such prospectus to Participating Holders, promptly upon written request, and in no event later than five Business Days after such request, at any time during such period.

(f) Notwithstanding anything to the contrary contained herein, the increased interest rate described in Section 3(d) hereof is the sole and exclusive remedy available to Holders due to a failure by the Issuers and the Guarantors to comply with their obligations under Section 3(a) and Section 3(b) hereof, so long as the Issuers and the Guarantors are acting in good faith hereunder, including, without limitation, with respect to satisfying their obligations.

4. Registration Procedures.

(a) In connection with their obligations pursuant to Section 3(a) and Section 3(b) hereof, the Issuers and the Guarantors shall as soon as practicable (unless otherwise stated below):

(i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (A) shall be selected by the Issuers and the Guarantors, (B) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (C) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 3 hereof;

(ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 3 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii) to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Issuers or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv) in the case of a Shelf Registration, upon written request, furnish to each Participating Holder, to counsel for the Dealer Managers, to counsel for all such Participating Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto, as such Participating Holder, counsel or Underwriter may reasonably request in writing in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 4(c) hereof, the Issuers and the Guarantors consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Participating Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v) use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Participating Holder shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Participating Holders in connection with any filings required to be made with FINRA; and use their commercially reasonable efforts to do any and all other acts and things that may be reasonably necessary or advisable to enable each Participating Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Participating Holder; provided that none of the Issuers or the Guarantors shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction (3) subject itself to taxation in any such jurisdiction if it is not so subject or (4) make any changes to its incorporating or organizational documents or limited liability agreement, if applicable, or any other agreement between it and its stockholders or members, if any;

(vi) notify counsel for the Dealer Managers and, in the case of a Shelf Registration, notify each Participating Holder and counsel for such Participating Holders promptly and, if requested by any such Participating Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any Free Writing Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Issuers of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Issuers or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Issuers or any Guarantor receive any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein, in the light of the circumstances under which such statements were made, not misleading and (6) of any determination by the Issuers or any Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate;

(vii) use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2) under the Securities Act, including by filing an amendment to such Registration Statement on the proper form, at the earliest practicable date and provide prompt notice to each Holder or Participating Holder of the withdrawal of any such order or such resolution;

(viii) in the case of a Shelf Registration, upon the written request of the Participating Holders, furnish to each such Participating Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix) in the case of a Shelf Registration, unless any Registrable Securities shall be in book-entry only form, cooperate with the Participating Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Participating Holders may reasonably request at least two Business Day prior to the closing of any sale of Registrable Securities;

(x) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 4(a)(vi)(5) hereof, use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Issuers and the Guarantors shall notify the Participating Holders (in the case of a Shelf Registration Statement) and the Dealer

Managers and any Participating Broker-Dealers known to the Issuers (in the case of an Exchange Offer Registration Statement) to suspend use of the Prospectus or any Free Writing Prospectus as promptly as practicable after the occurrence of such an event, and such Participating Holders, such Participating Broker-Dealers and the Dealer Managers, as applicable, hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Issuers and the Guarantors have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(xi) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus (other than any document that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus after initial filing of a Registration Statement and does not name the Holders of Registrable Securities in their capacity as such), provide copies of such document to the Dealer Managers and their counsel (if any Dealer Manager holds any Registrable Securities) (and, in the case of a Shelf Registration Statement, to the Participating Holders and their counsel) and make such of the representatives of the Issuers and the Guarantors as shall be reasonably requested by the Dealer Managers or their counsel (if any Dealer Manager holds any Registrable Securities) (and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) available for discussion of such document; and the Issuers and the Guarantors shall not, at any time after initial filing of a Registration Statement, use or file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus or a Free Writing Prospectus (other than any document that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus and does not name the Holders of Registrable Securities in their capacity as such), of which the Dealer Managers and their counsel (if any Dealer Manager holds any Registrable Securities and, in the case of a Shelf Registration Statement, the Participating Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Dealer Managers or their counsel (if any Dealer Manager holds Registrable Securities and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) shall reasonably object within five Business Days after receipt thereof, unless the Issuers believe such Prospectus, Free Writing Prospectus or amendment or supplement to such Prospectus or Free Writing Prospectus is required by applicable law;

(xii) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

(xiii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiv) in the case of a Shelf Registration, make available for inspection by a representative of the Participating Holders (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority in aggregate principal amount of the Securities held by the Participating Holders (but not more than one counsel and one accounting firm acting for all such Participating Holders) and any attorneys and accountants designated by such Underwriter (but not more than one counsel and one accounting firm acting for such underwriter), at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Issuers, the Guarantors and their subsidiaries, and cause the respective officers, directors and employees of the Issuers and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant to conduct reasonable investigation within the meaning of Section 11 of the Securities Act in connection with a Shelf Registration Statement; provided, that the foregoing investigation and information gathering shall be coordinated on behalf of such parties by one counsel designated by and on behalf of such parties; and provided further, if any such information is identified by the Issuers or any Guarantor as being confidential or proprietary, each Person shall be entitled to receive such information only after entering into a non-disclosure agreement in a form acceptable to the Issuers;

(xv) if reasonably requested by any Participating Holder, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Participating Holder as such Participating Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment promptly after the Issuers have received notification of the matters to be so included in such filing, and in any event within 30 days of the Issuers’ receipt of such notification;

(xvi) in the case of a Shelf Registration, enter into such customary agreements and take all such other reasonable actions in connection therewith (including those reasonably requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Participating Holders and any Underwriters of such Registrable Securities with respect to the business of the Issuers, the Guarantors and their subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers and guarantors to underwriters in underwritten offerings and confirm the same if and when requested, (2) use commercially reasonable efforts to obtain opinions of counsel to the Issuers and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Participating Holders and such Underwriters and their counsel), addressed to each Participating Holder and Underwriter of Registrable

Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) use commercially reasonable efforts to obtain “comfort” letters from the independent registered public accountants of the Issuers and the Guarantors (and, if necessary, any other registered public accountant of any subsidiary of the Issuers or any Guarantor, or of any business acquired by the Issuers or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Participating Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus, Prospectus or Free Writing Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuers and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xvii) so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by Endo of such Additional Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart to the Dealer Managers no later than ten Business Days following the execution thereof.

(b) In the case of a Shelf Registration Statement, the Issuers may require each Holder of Registrable Securities to furnish to the Issuers a Notice and Questionnaire and such other information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Issuers and the Guarantors may from time to time reasonably request in writing.

(c) In the case of a Shelf Registration Statement, each Participating Holder agrees that, upon receipt of any notice from the Issuers and the Guarantors of the happening of any event of the kind described in Section 4(a)(vi)(3) or Section 4(a)(vi)(5) hereof, such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Participating Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 4(a)(x) hereof, or until it is advised in writing by the Issuers that the use of the Prospectus may be resumed, and, if so directed by the Issuers and the Guarantors, such Participating Holder will deliver to the Issuers and the Guarantors all copies in its possession, other than permanent file copies then in such Participating Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d) If the Issuers and the Guarantors shall give any notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Issuers and the Guarantors shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions. Such suspensions shall not exceed 45 days in any 90-day period or 90 days in any 365-day period.

(e) The Participating Holders who desire to do so may sell their Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority of outstanding aggregate principal amount of the Registrable Securities included in such offering.

5. Participation of Broker-Dealers in Exchange Offer.

(a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Issuers and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and notwithstanding the other provisions of this Agreement, the Issuers and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 4(d) of this Agreement), in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 5(a) above. The Issuers and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 5.

(c) The Dealer Managers shall have no liability to the Issuers, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 5(b) hereof.

6. Indemnification and Contribution.

(a) The Issuers and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Dealer Manager and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Dealer Manager or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred promptly following receipt of a request therefor), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Dealer Manager or information relating to any Holder furnished to the Issuers in writing through the Representatives or any selling Holder, respectively, expressly for use therein. In connection with any Underwritten Offering permitted by Section 4, the Issuers and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Guarantors, the Dealer Managers and the other selling Holders, the directors of the Issuers and the Guarantors, each officer of the Issuers and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Issuers, the Guarantors, any Dealer Manager and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Issuers in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified

Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Dealer Manager, its affiliates, directors and officers and any control Persons of such Dealer Manager shall be designated in writing by the Dealer Mangers, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) To the extent the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuers and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Issuers, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating, preparing to defend, or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amount of the Registrable Securities held by each Holder and not joint.

(f) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Dealer Managers or any Holder or any Person controlling any Dealer Manager or any Holder, or by or on behalf of the Issuers or the Guarantors or the officers or directors of or any Person controlling the Issuers or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

7. General.

(a) No Inconsistent Agreements. The Issuers and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Issuers or any Guarantor under any other agreement and (ii) neither the Issuers nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuers and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 6 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Registrable Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Registrable Securities; provided, that, any amendments, modifications, supplements, waivers or consents pursuant to this Section 7(b) shall be by a writing executed by each of the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this Section 7(c), which address initially is, with respect to the Dealer Managers, the addresses set forth in the Dealer Manager Agreement; (ii) if to the Issuers and the Guarantors, initially at the Issuers’ address set forth in the Dealer Manager Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(c); and (iii) to such other persons at their respective addresses as provided in the Dealer Manager Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Dealer Manager Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Dealer Managers (in their capacity as Dealer Managers) shall have no liability or obligation to the Issuers or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Issuers and the Guarantors, on the one hand, and the Dealer Managers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Consent to Jurisdiction. The Issuers, the Guarantors and each Dealer Manager hereby (A) agree that any suit or proceeding arising in respect of this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in the City and County of New York, (b) agree to submit to the jurisdiction of, and to venue in, such courts and (c) agree that a final judgment in any such action or any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law. Each of the Issuers and the Guarantors, to the extent organized outside of the United States, will appoint CT Corporation System, 111 Eighth Avenue, 13th Floor, New York, NY 10011, as its agent for service of process in any such suit, action or proceeding and agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding. Each of the Issuers and the Guarantors, to the extent organized outside of the United States agrees to deliver, upon the execution and delivery of this agreement, a written acceptance by such agent of its appointment as such agent. Each of the Issuers and the Guarantors, to the extent organized outside of the United States, further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be reasonably necessary to continue such designation and appointment of CT Corporation System in full force and effect for so long as this agreement remains in force.

(i) Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(j) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Issuers, the Guarantors and the Dealer Managers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ENDO FINANCE LLC
as an Issuer by ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L., its sole member

By:	/s/ Andrew O’Shea
	Name:	Andrew O’Shea
	Title:	B Manager

[Signature Page to 2020 Notes Registration Rights Agreement]

ENDO FINCO INC.
as an Issuer

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

[Signature Page to 2020 Notes Registration Rights Agreement]

ENDO LLC ENDO U.S. INC.
each, as a Guarantor

By:	/s/ Deanna Voss

Name:	Deanna Voss
Title:	Secretary

ENDO HEALTH SOLUTIONS INC.

ENDO PHARMACEUTICALS INC.

ENDO PHARMACEUTICALS SOLUTIONS INC.

ENDO PHARMACEUTICALS VALERA INC.

GENERICS INTERNATIONAL (US PARENT), INC.

GENERICS INTERNATIONAL (US MIDCO), INC.

GENERICS INTERNATIONAL (US HOLDCO), INC.

GENERICS INTERNATIONAL (US), INC.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

AMERICAN MEDICAL SYSTEMS, INC.

AMS RESEARCH CORPORATION

AMS SALES CORPORATION LASERSCOPE each, as a Guarantor

By:	/s/ Deanna Voss

Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to 2020 Notes Registration Rights Agreement]

GENERICS BIDCO I, LLC VINTAGE PHARMACEUTICALS, LLC GENERICS BIDCO II, LLC MOORES MILL PROPERTIES LLC WOOD PARK PROPERTIES LLC QUARTZ SPECIALTY PHARMACEUTICALS, LLC
each, as a Guarantor by GENERICS INTERNATIONAL (US), INC., its manager

By:	/s/ Deanna Voss

Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to 2020 Notes Registration Rights Agreement]

LEDGEMONT ROYALTY SUB LLC
each, as a Guarantor by Endo Pharmaceuticals Solutions Inc., its manager

By:	/s/ Deanna Voss

Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to 2020 Notes Registration Rights Agreement]

ENDO LIMITED as a Guarantor

By:	/s/ Suketu P. Upadhyay

Name:	Suketu P. Upadhyay
Title:	Director

ENDO VENTURES LIMITED as a Guarantor

By:	/s/ Blaine T. Davis

Name:	Blaine T. Davis
Title:	Director

ENDO MANAGEMENT LIMITED as a Guarantor

By:	/s/ Suketu P. Upadhyay

Name:	Suketu P. Upadhyay
Title:	Director

ENDO FINANCE LIMITED as a Guarantor

By:	/s/ Suketu P. Upadhyay

Name:	Suketu P. Upadhyay
Title:	Director

[Signature Page to 2020 Notes Registration Rights Agreement]

ENDO LUXEMBOURG HOLDING COMPANY S.À R.L.
as a Guarantor

By:	/s/ Andrew O’Shea

Name:	Andrew O’Shea
Title:	B Manager

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L.
as a Guarantor

By:	/s/ Andrew O’Shea

Name:	Andrew O’Shea
Title:	B Manager

ENDO LUXEMBOURG FINANCE COMPANY II S.À R.L.
as a Guarantor

By:	/s/ Andrew O’Shea

Name:	Andrew O’Shea
Title:	B Manager

[Signature Page to 2020 Notes Registration Rights Agreement]

PALADIN LABS CANADIAN HOLDING INC.
as a Guarantor

By:	/s/ Mark Beaudet

Name:	Mark Beaudet
Title:	President and Chief Executive Officer

PALADIN LABS INC.
as a Guarantor

By:	/s/ Mark Beaudet

Name:	Mark Beaudet
Title:	President and Chief Executive Officer

[Signature Page to 2020 Notes Registration Rights Agreement]

Confirmed and accepted

as of the date first above written:

RBC CAPITAL MARKETS, LLC

By:	/s/ James S. Wolfe
	Name:	James S. Wolfe
	Title:	Managing Director
Head of US Leveraged Finance

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Kevin Gibbs
	Name:	Kevin Gibbs
	Title:	Director

By:	/s/ Edwin Roland
	Name:	Edwin Roland
	Title:	Managing Director

[Signature Page to 2020 Notes Registration Rights Agreement]

SCHEDULE 1

Initial Guarantors

ENDO LLC

ENDO U.S. INC.

ENDO HEALTH SOLUTIONS INC.

ENDO PHARMACEUTICALS INC.

ENDO PHARMACEUTICALS SOLUTIONS INC.

ENDO PHARMACEUTICALS VALERA INC.

GENERICS INTERNATIONAL (US PARENT), INC.

GENERICS INTERNATIONAL (US MIDCO), INC.

GENERICS INTERNATIONAL (US HOLDCO), INC.

GENERICS INTERNATIONAL (US), INC.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

AMERICAN MEDICAL SYSTEMS, INC.

AMS RESEARCH CORPORATION

AMS SALES CORPORATION

LASERSCOPE

GENERICS BIDCO I, LLC

VINTAGE PHARMACEUTICALS, LLC

GENERICS BIDCO II, LLC

MOORES MILL PROPERTIES LLC

WOOD PARK PROPERTIES LLC

QUARTZ SPECIALTY PHARMACEUTICALS, LLC

LEDGEMONT ROYALTY SUB LLC

ENDO LIMITED

ENDO VENTURES LIMITED

ENDO MANAGEMENT LIMITED

ENDO FINANCE LIMITED

ENDO LUXEMBOURG HOLDING COMPANY S.À R.L.

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L.

ENDO LUXEMBOURG FINANCE COMPANY II S.À R.L.

PALADIN LABS CANADIAN HOLDING INC.

PALADIN LABS INC.

ANNEX A

[Counterpart to Registration Rights Agreement]

The undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor (as defined in the Registration Rights Agreement, dated May 6, 2014 by and among Endo Finance LLC, a Delaware limited liability company and Endo Finco Inc., a Delaware corporation, the Guarantors party thereto, RBC Capital Markets, LLC and Deutsche Bank Securities Inc. to be bound by the terms and provisions of such Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of [—], 201[4/5].

[GUARANTOR]

By:
Name:
Title: